UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2020

Drive Shack Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

218 W 18th St, 3rd Fl. New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 585-5591

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DS	New York Stock Exchange (NYSE)
9.75% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share	DS-PB	New York Stock Exchange (NYSE)
8.05% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	DS-PC	New York Stock Exchange (NYSE)
8.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value per share	DS-PD	New York Stock Exchange (NYSE)

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 10, 2020, the operating subsidiaries of Drive Shack Inc. (the “Company”) comprising the Company’s four golf entertainment venues in Orlando, FL, Raleigh, NC, Richmond, VA., and West Palm Beach, FL completed a financing with JPMorgan Chase Bank, N.A. (the “Lender”), under the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the U.S. Small Business Administration consisting of four loans in an aggregate principal amount equal to $5,276,742.00 (collectively, the “Loans”).  As previously announced, these four golf entertainment venues are closed and a majority of their employees are furloughed in accordance with state and local governmental orders issued in connection with the COVID-19 pandemic.  Drive Shack intends to offer all furloughed employees at these venues the opportunity to return to their existing positions when operations resume and to use a substantial majority of Loan proceeds for associated payroll costs.

The Loans have a two-year term and a 0.98% interest rate and are subject to the terms and conditions applicable to loans administered by the U.S. Small Business Administration under the CARES Act.

The preceding paragraph contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding, but not limited to, expected uses of the proceeds from the Loans and loan forgiveness. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “intend,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements involve risks and uncertainties that could cause actual results or developments to differ materially from those indicated due to a number of factors affecting the company’s operations, markets and services, including the timeline for re-opening of its golf entertainment venues in accordance with law. The Company identifies the principal risks and uncertainties that impact its performance in its public reports filed with the Securities Exchange Commission, including the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition” sections of the company's most recent Annual Report on Form 10-K, as may be supplemented or amended by the company's subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made and the company assumes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVE SHACK INC.
(Registrant)

/s/ Lawrence A. Goodfield, Jr.

Interim Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:  April 16, 2020